                                                                   Exhibit 4.6

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                           NATIONAL CITY CORPORATION,

                                     Issuer

                                       to

                              THE BANK OF NEW YORK,

                                     Trustee

                                 ---------------

                             SUBORDINATED INDENTURE

                                 ---------------


                        Dated as of __________ __, 2003

                          Subordinated Debt Securities

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                                       1

         Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Subordinated Indenture, dated as of ____________ __, 2003

Trust Indenture Act Section                                            Indenture Section

#310    (a)(1)..................................................       607
        (a)(2)..................................................       607
        (a)(3)..................................................       108
        (a)(4)..................................................       Not Applicable
        (b).....................................................       108
#311    (a).....................................................       108
        (b).....................................................       108
        (b)(2)..................................................       108
#312    (a).....................................................       701, 702(a)
        (b).....................................................       702(a)
        (c).....................................................       702(b)
#313    (a).....................................................       703(a)
        (b)(1)..................................................       Not Applicable
        (b)(2)..................................................       108
        (c).....................................................       703(c)
        (d).....................................................       703(c)
#314    (a).....................................................       704
        (b).....................................................       Not Applicable
        (c)(1)..................................................       102
        (c)(2)..................................................       102
        (c)(3)..................................................       Not Applicable
        (d).....................................................       Not Applicable
        (e).....................................................       102
#315    (a).....................................................       108
        (b).....................................................       601
        (c).....................................................       108
        (d).....................................................       108
        (d)(1)..................................................       108
        (d)(2)..................................................       108
        (d)(3)..................................................       108
        (e).....................................................       108
#316    (a).....................................................       104
        (a)(1)(A)...............................................       502, 512
        (a)(1)(B)...............................................       513
        (a)(2)..................................................       Not Applicable
        (b).....................................................       508
#317    (a)(1)..................................................       503
        (a)(2)..................................................       504
        (b).....................................................       1003
#318    (a).....................................................       108

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                                       2

      Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Subordinated Indenture.

                                TABLE OF CONTENTS

                                                                                                               PAGE

Parties...........................................................................................................9
Recitals..........................................................................................................9

ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF
         GENERAL APPLICATION .....................................................................................9
         Section 101.      Definitions............................................................................9
                  Act............................................................................................10
                  Additional Amounts.............................................................................10
                  Affiliate......................................................................................10
                  Authenticating Agent...........................................................................10
                  Authorized Newspaper...........................................................................10
                  Bank ..........................................................................................10
                  Bearer Security................................................................................11
                  Board of Directors.............................................................................11
                  Board Resolution...............................................................................11
                  Business Day...................................................................................11
                  Called Securities..............................................................................11
                  Capital Stock..................................................................................11
                  Commission.....................................................................................11
                  Common Stock...................................................................................11
                  Company .......................................................................................11
                  Company Request and Company Order..............................................................11
                  Constituent Bank...............................................................................11
                  Convertible Security or Convertible Securities.................................................12
                  Conversion Price...............................................................................12
                  Corporate Trust Office.........................................................................12
                  Corporation....................................................................................12
                  Coupon.........................................................................................12
                  Date of Conversion.............................................................................12
                  Defaulted Interest.............................................................................12
                  Dollars or $...................................................................................12
                  Event of Default...............................................................................12
                  Government Obligations.........................................................................12
                  Holder.........................................................................................13
                  Indenture......................................................................................13
                  Independent Public Accountants.................................................................13
                  Interest.......................................................................................13
                  Interest Payment Date..........................................................................13
                  Legal Holiday..................................................................................14
                  Maturity.......................................................................................14
                  Officers' Certificate..........................................................................14
                  Opinion of Counsel.............................................................................14
                  Original Issue Discount Security...............................................................14


                  Outstanding....................................................................................14
                  Paying Agent...................................................................................15
                  Person.........................................................................................15
                  Place of Payment...............................................................................15
                  Predecessor Security...........................................................................15
                  Principal Constituent Bank.....................................................................16
                  Redemption Date................................................................................16
                  Redemption Price...............................................................................16
                  Registered Security............................................................................16
                  Regular Record Date............................................................................16
                  Responsible Officer............................................................................16
                  Security or Securities.........................................................................16
                  Security Register and Security Registrar.......................................................16
                  Senior Indebtedness............................................................................16
                  Special Record Date............................................................................17
                  Stated Maturity................................................................................17
                  Subsidiary.....................................................................................17
                  Trust Indenture Act............................................................................17
                  Trustee........................................................................................17
                  United States..................................................................................17
                  United States Alien............................................................................17
                  U.S. Depository or Depository..................................................................18
                  Vice President.................................................................................18
                  Voting Stock...................................................................................18
         Section 102.      Compliance Certificates and Opinions..................................................18
         Section 103.      Form of Documents Delivered to Trustee................................................19
         Section 104.      Acts of Holders.......................................................................19
         Section 105.      Notices, etc., to Trustee and Company.................................................21
         Section 106.      Notice to Holders; Waiver.............................................................22
         Section 107.      Language of Notices...................................................................23
         Section 108.      Conflict with Trust Indenture Act.....................................................23
         Section 109.      Effect of Headings and Table of Contents..............................................23
         Section 110.      Successors and Assigns................................................................23
         Section 111.      Separability Clause...................................................................23
         Section 112.      Benefits of Indenture.................................................................23
         Section 113.      Governing Law.........................................................................23
         Section 114.      Legal Holidays........................................................................24

ARTICLE TWO  SECURITIES FORMS....................................................................................24
         Section 201.      Forms Generally.......................................................................24
         Section 202.      Form of Trustee's Certificate of Authentication.......................................24
         Section 203.      Securities in Global Form.............................................................25

ARTICLE THREE  THE SECURITIES....................................................................................25
         Section 301.      Amount Unlimited; Issuable in Series..................................................25
         Section 302.      Denominations.........................................................................29
         Section 303.      Execution, Authentication, Delivery and Dating........................................29

         Section 304.      Temporary Securities..................................................................31
         Section 305.      Registration, Transfer and Exchange...................................................32
         Section 306.      Mutilated, Destroyed, Lost and Stolen Securities......................................36
         Section 307.      Payment of Interest; Interest Rights Preserved........................................37
         Section 308.      Persons Deemed Owners.................................................................38
         Section 309.      Cancellation..........................................................................39
         Section 310.      Computation of Interest...............................................................39
         Section 311.      CUSIP Numbers.........................................................................39

ARTICLE FOUR  SATISFACTION AND DISCHARGE.........................................................................39
         Section 401.      Satisfaction and Discharge of Indenture...............................................39
         Section 402.      Application of Trust Money............................................................41

ARTICLE FIVE  REMEDIES...........................................................................................42
         Section 501.      Events of Default.....................................................................42
         Section 502.      Acceleration of Maturity; Rescission and Annulment....................................42
         Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee.......................43
         Section 504.      Trustee May File Proofs of Claim......................................................44
         Section 505.      Trustee May Enforce Claims Without Possession
                            of Securities or Coupons.............................................................45
         Section 506.      Application of Money Collected........................................................45
         Section 507.      Limitation on Suits...................................................................46
         Section 508.      Unconditional Right of Holders to Receive Principal,
                            Premium, Interest and Additional Amounts.............................................46
         Section 509.      Restoration of Rights and Remedies....................................................47
         Section 510.      Rights and Remedies Cumulative........................................................47
         Section 511.      Delay or Omission Not Waiver..........................................................47
         Section 512.      Control by Holders....................................................................47
         Section 513.      Waiver of Past Defaults...............................................................48
         Section 514.      Waiver of Stay or Extension Laws......................................................48

ARTICLE SIX  THE TRUSTEE.........................................................................................48
         Section 601.      Notice of Defaults....................................................................48
         Section 602.      Certain Rights of Trustee.............................................................49
         Section 603.      Not Responsible for Recitals or Issuance of Securities................................50
         Section 604.      May Hold Securities...................................................................50
         Section 605.      Money Held in Trust...................................................................51
         Section 606.      Compensation And Reimbursement........................................................51
         Section 607.      Corporate Trustee Required; Eligibility; Conflicting Interests........................51
         Section 608.      Resignation and Removal; Appointment of Successor.....................................52
         Section 609.      Acceptance of Appointment by Successor................................................54
         Section 610.      Merger, Conversion, Consolidation or Succession to Business...........................55
         Section 611.      Appointment of Authenticating Agent...................................................56

ARTICLE SEVEN   HOLDERS' LISTS AND REPORTS
                  BY TRUSTEE AND COMPANY.........................................................................58
         Section 701.      Company to Furnish Trustee Names and Addresses of Holders.............................58
         Section 702.      Preservation of Information; Communications to Holders................................59
         Section 703.      Reports by Trustee....................................................................59
         Section 704.      Reports by Company....................................................................59

ARTICLE EIGHT   CONSOLIDATION, MERGER AND SALES..................................................................60
         Section 801.      Company May Consolidate, Etc., Only on Certain Terms..................................60
         Section 802.      Successor Corporation Substituted for Company.........................................61

ARTICLE NINE  SUPPLEMENTAL INDENTURES............................................................................61
         Section 901.      Supplemental Indentures Without Consent Of Holders....................................61
         Section 902.      Supplemental Indentures with Consent of Holders.......................................63
         Section 903.      Execution of Supplemental Indentures..................................................64
         Section 904.      Effect of Supplemental Indentures.....................................................65
         Section 905.      Conformity with Trust Indenture Act...................................................65
         Section 906.      Reference in Securities to Supplemental Indentures....................................65
         Section 907.      Subordination Unimpaired..............................................................65

ARTICLE TEN  COVENANTS...........................................................................................66
         Section 1001.     Payment of Principal, Premium, if any, and Interest...................................66
         Section 1002.     Maintenance of Office or Agency.......................................................66
         Section 1003.     Money For Securities Payments to Be Held In Trust.....................................67
         Section 1004.     Additional Amounts....................................................................69
         Section 1005.     Statement as to Compliance; Notice of Certain Defaults................................69
         Section 1006.     Payment of Taxes And Other Claims.....................................................70
         Section 1007.     Corporate Existence...................................................................70
         Section 1008.     Waiver of Certain Covenants...........................................................71
         Section 1009.     Calculation of Original Issue Discount................................................71

ARTICLE ELEVEN  REDEMPTION OF SECURITIES.........................................................................71
         Section 1101.     Applicability of Article..............................................................71
         Section 1102.     Election to Redeem; Notice to Trustee.................................................71
         Section 1103.     Selection by Trustee of Securities to Be Redeemed.....................................72
         Section 1104.     Notice of Redemption..................................................................72
         Section 1105.     Deposit of Redemption Price...........................................................73
         Section 1106.     Securities Payable on Redemption Date.................................................74
         Section 1107.     Securities Redeemed in Part...........................................................75
         Section 1108.     Conversion Arrangements on Call for Redemption........................................75

ARTICLE TWELVE  SINKING FUNDS....................................................................................76
         Section 1201.     Applicability of Article..............................................................76
         Section 1202.     Satisfaction of Sinking Fund Payments With Securities.................................76
         Section 1203.     Redemption of Securities for Sinking Fund.............................................77

ARTICLE THIRTEEN  REPAYMENT AT THE OPTION OF HOLDERS.............................................................77
         Section 1301.     Applicability of Article..............................................................77

ARTICLE FOURTEEN  MEETINGS OF HOLDERS............................................................................78
         Section 1401.     Purposes For Which Meetings May Be Called.............................................78
         Section 1402.     Call, Notice And Place of Meetings....................................................78
         Section 1403.     Persons Entitled to Vote at Meetings..................................................78
         Section 1404.     Quorum; Action........................................................................79
         Section 1405.     Determination of Voting Rights; Conduct And Adjournment
                           of Meetings...........................................................................79
         Section 1406.     Counting Votes and Recording Action of Meetings.......................................80

ARTICLE FIFTEEN  SUBORDINATION...................................................................................81
         Section 1501.     Securities Subordinated to Senior Indebtedness........................................81
         Section 1502.     Subrogation...........................................................................83
         Section 1503.     Obligation of Company Unconditional...................................................83
         Section 1504.     Payments on Securities Permitted......................................................84
         Section 1505.     Effectuation of Subordination by Trustee..............................................84
         Section 1506.     Knowledge of Trustee..................................................................84
         Section 1507.     Trustee's Relation to Senior Indebtedness.............................................84
         Section 1508.     Rights of Holders of Senior Indebtedness Not Impaired.................................85

ARTICLE SIXTEEN  CONVERSION......................................................................................85
         Section 1601.     Conversion Privilege..................................................................85
         Section 1602.     Manner of Exercise of Conversion Privilege............................................85
         Section 1603.     Cash Adjustment Upon Conversion.......................................................86
         Section 1604.     Conversion Price......................................................................87
         Section 1605.     Adjustment of Conversion Price........................................................87
         Section 1606.     Effect of Reclassification, Consolidations, Mergers or Sales
                           on Conversion Privilege...............................................................90
         Section 1607.     Taxes on Conversion...................................................................90
         Section 1608.     Company to Reserve Common Stock.......................................................90
         Section 1609.     Disclaimer by Trustee of Responsibility for Certain Matters...........................91
         Section 1610.     Company to Give Notice of Certain Events..............................................91

ARTICLE SEVENTEEN  MISCELLANEOUS PROVISIONS......................................................................92
         Section 1701.     Securities in Foreign Currencies......................................................92

     SUBORDINATED INDENTURE, dated as of ___________ __, 2003 (the "Indenture"), among NATIONAL CITY CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 1900 East Ninth Street, Cleveland, Ohio 44114, and THE BANK OF NEW YORK, a New York banking corporation, having its principal office at 101 Barclay Street, Floor 21 West, New York, New York 10286, as Trustee (the "Trustee").

                                    RECITALS

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

     The Company has duly authorized the execution and delivery of this Indenture and all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof or Coupons appertaining to any Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101. DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

     (4) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms which are used principally in certain Articles hereof are defined in those Articles.

     "Act", when used with respect to any Holders, has the meaning specified in
Section 104.

     "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Legal Holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bank" means:

     (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which

               (a) accepts deposits that the depositor has a legal right to withdraw on demand, and

               (b)  engages in the business of making commercial loans, or

     (ii) any trust company organized under any of the foregoing laws.

     "Bearer Security" means any Security in the form established pursuant to
Section 201 which is payable to bearer.

     "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act for the Company hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or any duly authorized committee thereof, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" except as may otherwise be provided herein or in any Security, means any day, other than a Saturday or a Sunday, that is neither a Legal Holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York.

     "Called Securities" means any Convertible Security that is called for redemption by the Company.

     "Capital Stock" means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means all shares now or hereafter authorized of the class of common stock of the Company presently authorized and stock of any other class into which such shares may hereafter have been changed.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation, and any other obligor upon the Securities.

     "Company Request" and "Company Order" mean a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board of Directors, a Deputy Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Constituent Bank" means any Subsidiary which is a Bank.

     "Convertible Security" or "Convertible Securities" means any Security or Securities, as the case may be, which are by their terms convertible into Common Stock.

     "Conversion Price" means the price per share of Common Stock from time to time in effect at which any Convertible Security may be converted into Common Stock as determined by or pursuant to the terms of this Indenture.

     "Corporate Trust Office" means the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is its Corporate and Municipal Trust Services office located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Coupon" means any interest coupon appertaining to a Bearer Security.

     "Date of Conversion" with respect to any Convertible Security or portion thereof to be converted, means the date on which such Convertible Security shall be surrendered for conversion and notice given in accordance with the provisions of Article Sixteen.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Dollars" or "$" means a dollar or other equivalent unit in the currency of the United States, except as may otherwise be provided herein or in any Security.

     "Event of Default" has the meaning specified in Section 501.

     "Government Obligations", with respect to any Securities unless otherwise specified herein or therein, means:

     (i) direct obligations of the United States of America or the government or governments which issued the currency, currency unit or composite currency in which any Securities are payable, for the payment of which its full faith and credit is pledged or

     (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government or governments which issued the currency, currency unit or composite currency in which such Securities are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, which, in either case, are not callable or redeemable at the option of the issuer or issuers thereof, and

     (iii) a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Holder", in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and with respect to any Security shall include the terms of such Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "Independent Public Accountants" means accountants or a firm of accountants that are independent public accountants with respect to the Company within the meaning of the Securities Act of 1933 and the rules and regulations promulgated by the Commission thereunder who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

     "Interest", with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, with respect to any Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

     "Interest Payment Date", with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Legal Holiday", except as otherwise may be provided herein or in any Securities, with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

     "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Deputy Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel", except as otherwise provided herein or in any Security, means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 502.

     "Outstanding", with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

     (ii) Securities, or portions thereof for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

     (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes and for purposes of making the calculations required by Section 313 of the Trust Indenture Act,

     (a) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration pursuant to Section 502 at the time of such determination or calculation, and

     (b) the principal amount of any Security denominated other than in Dollars that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined by the Company as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, and

     (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such calculation or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Security or Coupon on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", with respect to any Security, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in or pursuant to Section 301(9) or Section 1002.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

     "Principal Constituent Bank" means any Constituent Bank the consolidated assets of which as set forth in the most recent statement of condition of such Bank constitute 15% or more of the Company's consolidated assets as determined from the most recent quarterly balance sheet of the Company.

     "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to the provisions of this Indenture.

     "Registered Security" means any Security established pursuant to Section 201 which is registered and the transfer or exchange thereof is registrable in the Security Register.

     "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in such Security as the "Regular Record Date".

     "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means:

     (i) the principal and any premium or interest for money borrowed or purchased by the Company;

     (ii) the principal and any premium or interest for money borrowed or purchased by another Person and guaranteed by the Company;

     (iii) any deferred obligation for the payment of the purchase price of property or assets evidenced by a note or similar agreement;

     (iv) an obligation arising from direct credit substitutes; and

     (v) any obligation associated with derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements;

in each case, whether outstanding on the date this Subordinated Indenture becomes effective, or created, assumed or incurred after that date.

     Senior Indebtedness excludes any indebtedness that:

     (a) expressly states that it is junior to, or ranks equally in right of payment with, the Securities; or

     (b) is identified as junior to, or equal in right of payment with, the Securities in any Board Resolution or in any supplemental indenture.

     "Special Record Date" for the payment of any Defaulted Interest on any registered Security means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to Section 308.

     "Subsidiary" means any corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

     "United States", except as otherwise provided herein or in any Security, means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "United States Alien", except as otherwise provided herein or in any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository by the Company pursuant to Section 301, which must be a clearing agency registered under the Securities Exchange Act of 1934 and, if so provided pursuant to Section 301 with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

     "Vice President", with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

     "Voting Stock" means stock of a corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

     SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture and in any applicable Security (except
Section 1005) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein and in any applicable Security relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

     SECTION 104. ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 1406.

     Without limiting the generality of this Section 104, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

     The Trustee shall fix a record date, which shall be not more than 30 days prior to the first solicitation of Holders, for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of termination of holding the same, shall be proved by the Security Register.

     (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any Bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until

     (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or

     (2) such Bearer Security is produced to the Trustee by some other Person, or

     (3) such Bearer Security is surrendered in exchange for a Registered Security, or

     (4)  such Bearer Security is no longer Outstanding.

The principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of termination of holding the same may also be proved in any other manner which the Trustee deems sufficient.

     (e) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at their option, by Board Resolutions, fix in advance a record date, which shall be not more than 30 days prior to the first solicitation of such Holders, for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to a Responsible Officer of the Trustee by the Company.

     SECTION 106. NOTICE TO HOLDERS; WAIVER.

     Except as otherwise expressly provided herein or in any Security, where this Indenture provides for notice to Holders of any event,

     (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and

     (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 107. LANGUAGE OF NOTICES.

     Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

     SECTION 108. CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with the duties imposed pursuant to Section 318(c) of the Trust Indenture Act, such imposed duties shall control.

     SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 110. SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 111. SEPARABILITY CLAUSE.

     In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 112. BENEFITS OF INDENTURE.

     Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupon, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 113. GOVERNING LAW.

     This Indenture, the Securities and the Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

     SECTION 114. LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security, or the last date on which a Holder has the right to convert his Securities, is not a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or Coupon other than a provision in any Security or any Coupon that specifically states that such provision shall apply in lieu of this Section) payment of interest or any Additional Amounts or principal (and premium, if any) or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last date for conversion, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                SECURITIES FORMS

     SECTION 201. FORMS GENERALLY.

     Each Registered Security, Bearer Security, Coupon and temporary global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security, as evidenced by their execution of such Security.

     Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

     SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                              THE BANK OF NEW YORK
                                      as Trustee

                                    By:____________________________
                                         Authorized Signatory

     SECTION 203. SECURITIES IN GLOBAL FORM.

     If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of the immediately preceding sentence shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the immediately preceding sentence.

     Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 309 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (1) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (2) in the case of a permanent global Security in bearer form, the Person or Persons specified pursuant to Section 301.

                                  ARTICLE THREE

                                 THE SECURITIES

     SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen.

     The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto,

     (1) the title of the Securities and the series in which such Securities shall be included;

     (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1602 or the terms of such Securities);

     (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both and, if the Securities are to be issuable exclusively or alternatively as Bearer Securities, whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale, delivery or conversion of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

     (4) whether any Securities of the series are to be issuable initially or otherwise in global form and, if so,

          (a) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305,

          (b) the name of the depository or the U.S. Depository, as the case may be, with respect to any global Security and

          (c) the manner in which interest payable on a global security will be paid;

     (5) the date as of which any Bearer Securities of the series and any global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

     (6) if Securities of the series are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of an Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

     (7) the date or dates, or the method, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

     (8) the rate or rates at which such Securities shall bear interest, if any, or the method, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

     (9) the place or places, if any, in addition to or other than the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest (including Additional Amounts), if any, on such Securities shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange or conversion and notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

     (10) whether the Securities of the series or any of them are to be redeemable at the option of the Company and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

     (11) whether the Company is obligated to redeem or purchase Securities of the series or any of them pursuant to any sinking fund or at the option of any Holder thereof and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of the Securities of the series so redeemed or purchased;

     (12) the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

     (13) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series or any of them which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

     (14) if other than such currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the currency, composite currencies or currency unit or units in which payment of the principal of (and premium, if any) or interest, if any, on or any Additional Amounts in respect of the Securities of the series or any of them shall be payable;

     (15) if the principal of (and premium, if any) or interest, if any, on or any Additional Amounts in respect of the Securities of the series or any of them are to be payable, at the election of the Company or a Holder thereof, in a currency, composite currencies or currency unit or units other than that in which the Securities of the series or any of them are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

     (16) whether the amount of payments of principal of (and premium, if any) or interest (including Additional Amounts), if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

     (17) whether the principal of (and premium, if any) or interest (including Additional Amounts), if any, on the Securities of the series are to be payable, at the election of the Company or any Holder thereof or otherwise, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities or any of them are denominated or stated to be payable, the period or periods within which, and the other terms and conditions upon which, such election, if any, may be made, and the time and manner of determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities or any of them are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities or any of them are to be so payable;

     (18) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities of the series or any of them, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

     (19) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

     (20) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent and/or Authenticating Agent with respect to the Securities of the series; and

     (21) whether any of the Securities of a series shall be issued as Original Issue Discount Securities; and

     (22) any other terms of the Securities of the series or any of them (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and Coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to one or more Board Resolutions and set forth in such Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series.

     If any of the terms of the Securities of any series were established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

     SECTION 302. DENOMINATIONS.

     Unless otherwise established with respect to any Securities pursuant to
Section 301, the Registered Securities of each series, if any, denominated in Dollars shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities of each series, if any, denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities pursuant to
Section 301.

     SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities and any Coupons appertaining thereto shall be executed on behalf of the Company by its Chairman of the Board, a Deputy Chairman, one of its Vice Chairmen, its President or one of its Vice Presidents under its corporate seal and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and any Coupons appertaining thereto may be manual or facsimile.

     Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication, and, provided that the Board Resolution or Resolutions and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities, has been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(b) of the Trust Indenture Act) shall be fully protected in relying upon,

     (i)  an Opinion of Counsel stating, to the effect

          (a) that the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

          (b) that all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities, and Coupons, when completed by appropriate insertion and executed and delivered by the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of the Indenture; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

          (c) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with; and

          (d)  as to such other matters as the Trustee may reasonably request;
               and

     (ii) an Officers' Certificate stating that, to the best knowledge of the Persons executing such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

     If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series.

     The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified as contemplated by Section 301.

     No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in
Section 202 or 611 executed by or on behalf of the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by
Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

     SECTION 304. TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee and, upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

     Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company shall cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any Series, the temporary Securities of such series, if any, shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to Section 1002, without charge to any Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions; provided, however, that no definitive bearer security, except as provided pursuant to Section 301, shall be delivered in exchange for a temporary registered security; and provided, further, that a definitive bearer security shall be delivered in exchange for a temporary bearer security only in compliance with the conditions set forth herein or therein. Unless otherwise specified as contemplated by Section 301 with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     SECTION 305. REGISTRATION, TRANSFER AND EXCHANGE.

     With respect to the Registered Securities of each series, if any, the Company shall cause to be kept, at an office or agency of the Company maintained pursuant to Section 1002, a register (each such register being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of each series and of transfers of the Registered Securities of such series. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times. National City Bank, Cleveland, Ohio is hereby initially appointed as Security Registrar for each series of Securities. In the event that National City Bank, Cleveland, Ohio shall cease to be Security Registrar with respect to a series of Securities, the Trustee shall have the right to examine the Security Register for such series at all reasonable times.

     Upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company maintained for that series pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

     If specified as contemplated by Section 301 with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms and provisions, of any authorized denominations and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the

Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency for such series located outside the United States.

     Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of such series and like tenor after the close of business at such office or agency on

     (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or

     (2) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest,

such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     If specified as contemplated by Section 301 with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided pursuant hereto with respect to such series.

     Whenever any Securities are so surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any global Security of any series shall be exchangeable for Securities of such series only if

     (1) the Securities Depository is at any time unwilling or unable or ineligible to continue as Securities Depository and a successor depository is not appointed by the Company within 60 days of the date the Company is so notified in writing,

     (2) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or

     (3) an Event of Default has occurred and is continuing with respect to the Securities.

If the beneficial owners of interests in a global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of any authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other depository, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge.

     The Trustee shall authenticate and make available for delivery, in exchange for each portion of surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which (unless the Securities of such series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 301) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof. However, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of such series to be redeemed and ending on the relevant Redemption Date. Unless otherwise specified as contemplated by
Section 301, no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other Depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on

     (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or

     (2) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest.

     Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

     All Securities endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange, redemption or conversion shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer, exchange, redemption or conversion of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, or 1107 not involving any transfer.

     Except as otherwise specified as contemplated by Section 301, the Company shall not be required

     (1) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of such series under Section 1103 and ending at the close of business on the day of such selection, or

     (2) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or

     (3) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Security, that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture, or

     (4) to issue, register the transfer of or exchange any Security which, in accordance with its terms specified as contemplated by Section 301, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be repaid.

     SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

     If there be delivered to the Company and to the Trustee

     (1) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and

     (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless,

then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

     Notwithstanding the foregoing provisions of this Section 306, in case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon. However, payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States. Unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, with its Coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security and its Coupons, if any, or the destroyed, lost or stolen Coupon shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security and its Coupons, if any, or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this

Indenture equally and proportionately with any and all other Securities of that series and their Coupons, if any.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

     SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Unless otherwise specified as contemplated by Section 301, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange of such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     Any interest on any Registered Security of any series which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or
(2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment. At the same time, the Company shall deposit on or with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment. When deposited, such money will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause
          (1). The Trustee shall fix a Special Record Date for the payment of such

          Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his or her address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause
          (2), such payment shall be deemed practicable by the Trustee.

     At the option of the Company, interest on Registered Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 308. PERSONS DEEMED OWNERS.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on or any Additional Amounts with respect to such Registered Security, and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security be overdue. Neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof, and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon be overdue. Neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 309. CANCELLATION.

     All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee or the Security Registrar, be delivered to the Trustee or the Security Registrar. Any such Securities and Coupons and Securities and Coupons surrendered directly to the Trustee or the Security Registrar for any such purpose shall be promptly canceled by the Trustee or the Security Registrar, as the case may be. The Company may at any time deliver to the Trustee or the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever. All Securities so delivered shall be promptly canceled by the Trustee or the Security Registrar, as the case may be. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or as otherwise specified as contemplated by Section 301. All canceled Securities and Coupons held by the Trustee or the Security Registrar shall be returned to the Company by the Trustee or the Security Registrar, as the case may be, upon a Company Order. The Trustee shall promptly notify the Company of all canceled Securities.

     SECTION 310. COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 311. CUSIP NUMBERS.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

     Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1004). The Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

     (1)  either

          (A) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto, other than

                    (i) Coupons appertaining to Bearer Securities of such series surrendered for exchange for Registered Securities of such series and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305,

                    (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306,

                    (iii) Coupons appertaining to Securities of such series
                          called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1107, and

                    (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B)  all Securities of such series and, in the case of (B)(i) or
                    (ii) below, any such Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as funds in trust, lawful money of the United States or Government Obligations which, through the payment of interest and principal or other amounts in respect thereof in accordance with their terms, will provide not later than the opening of business on the due dates of any payment of principal (and premium, if any) and interest, or any Additional Amounts with respect thereto, or a combination thereof, in an amount sufficient to pay and discharge the entire indebtedness on such Securities and Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, or any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

     In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     SECTION 402. APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, the principal (and premium, if any) and any interest or any Additional Amounts for whose payment such money has been deposited with the Trustee. Such money need not be segregated from other funds except to the extent required by law.

     All money deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

     SECTION 501. EVENTS OF DEFAULT.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or a Principal Constituent Bank in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, and adjudging it a bankrupt or insolvent or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or a Principal Constituent Bank or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (2) the Company or a Principal Constituent Bank shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or a Principal Constituent Bank or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related Coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series, or such lesser amount as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Securities of such series,

          (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest or any Additional Amounts at the rate or rates borne by or provided for in such Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel as provided in Section 606 hereof; and

     (2) all Events of Default with respect to Securities of such series have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

     The Company covenants that if

     (1) default is made in the payment of any installment of interest on or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, the whole amount then due and payable on such Securities and any Coupons appertaining thereto for principal (and premium, if any) and interest or Additional Amounts, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest or any Additional Amounts, at the rate or rates borne by or provided for in such Securities. In addition, the Company shall pay to the Trustee such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons (if any), wherever situated.

     If a default (as defined in Section 513) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise

     (1) to file and prove a claim for the whole amount or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and any coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceeding, and

     (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or Coupons to make such payments to the Trustee or, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 606.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or Coupon in any such proceeding.

     SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS.

     All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of the Holders of the Security or Coupon in respect of which such judgment has been recovered.

     SECTION 506. APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee. In case of the distribution of such money on account of principal (and premium, if any), interest or any Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

     SECOND: To the payment of the amounts then due and unpaid upon the Securities and Coupons for principal (and premium, if any) and interest or any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal (and premium, if any), interest or any Additional Amounts, respectively;

     THIRD:  The balance, if any, to the Person or Persons entitled thereto.

     SECTION 507. LIMITATION ON SUITS.

     No Holder of any Security of any series or any related Coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered reasonably satisfactory indemnity to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, INTEREST AND ADDITIONAL AMOUNTS.

     Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on or any Additional Amounts in respect of such Security or payment of such Coupon on the respective Stated Maturity or Maturities specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment. Such rights shall not be impaired without the consent of such Holder.

     SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder of a Security or Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

     SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or Coupon is intended to be exclusive of any other right or remedy. Every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to any Holders of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

     SECTION 512. CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture,

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) such direction is not unduly prejudicial to the rights of other Holders of Securities of such series.

     SECTION 513. WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto waive any past default (as defined below) hereunder with respect to such series and its consequences, except a default

     (1) in the payment of the principal of (and premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series or any Coupons appertaining thereto, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514. WAIVER OF STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture. The Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

     SECTION 601. NOTICE OF DEFAULTS.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived. However, except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities and Coupons of such series.

     SECTION 602. CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (other than delivery of any Security, together with any Coupons appertaining thereto to the Trustee for authentication and delivery pursuant to
          Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution or Board Resolutions;

     (3) whenever in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (8) the Trustee shall not be liable for any action taken, suffered, omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (9) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

     (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

     SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 604. MAY HOLD SECURITIES.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.



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

     SECTION 605. MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 606. COMPENSATION AND REIMBURSEMENT.

     The Company agrees

     (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as shall be mutually agreed upon by the Company and the Trustee in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify each of the Trustee and any predecessor Trustee and its agents for, and to hold them harmless against, any loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on Securities. When the Trustee incurs expenses or renders services after an Event of Default occurs, the expenses and compensation for the services of the Trustee are intended to constitute expenses of administration under any bankruptcy law or any similar federal or state law for the relief of debtors.

     The provisions of this Section 606 shall survive the termination of this Indenture.

     SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING
INTERESTS.

     There shall at all times be a Trustee hereunder that is a corporation permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to act as trustee under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Trustee shall take such action as is required pursuant to said Section 310(b).

     SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

     (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
          Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

     (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (4)  If at any time:

          (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (b) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security, or

          (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,



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

then, in any such case

               (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities, or

               (ii) subject to Section 315(e) of the Trust Indenture Act, any
                    Holder of a Security who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

     (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register. If Securities of such series are issued as Bearer Securities, the Company shall publish notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. On the request of the Company and/or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

     (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which

     (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,

     (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and

     (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee.

Herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

     (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

     SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Without the execution or filing of any paper or any further act on the part of any of the parties hereto,

     (1) any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or

     (2) any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or

     (3) any corporation succeeding to all or substantially all of the corporate trust business of the Trustee,

shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article Six. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may appoint an Authenticating Agent or Authenticating Agents, which may be an Affiliate of the Company, with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue or exchange, registration of transfer or partial redemption or pursuant to Section
306. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

     Each Authenticating Agent shall be acceptable to the Company and, except as specified as contemplated by Section 301, shall at all times

     (1) be a corporation that would be permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to be able to act as a trustee under an indenture qualified under the Trust Indenture Act,

     (2) be authorized under applicable law and by its charter to act as such and

     (3) have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of not less that $50,000,000.

     If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. If the Authenticating Agent has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Authenticating Agent shall take such action as is required pursuant to said Section 310(b).

     Without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent,

     (a) any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or

     (b) any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or

     (c) any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent,

shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section.



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

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. At such time, the Trustee shall also

     (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and

     (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States.

Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

     The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



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

Dated:                         THE BANK OF NEW YORK,
                               As Trustee

                               By
                                  --------------------------------
                                    As Authenticating Agent

                               By
                                  --------------------------------
                                    Authorized Signatory

If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not comply with Section
102) by the Company, shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

     The Trustee is hereby appointed as an Authenticating Agent.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee

     (1) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.


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

     SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     (1) The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

     (2) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     SECTION 703. REPORTS BY TRUSTEE.

     (1) Within 60 days after May 15 of each year commencing with the year following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit pursuant to Section 313(c) of the Trust Indenture Act a brief report dated as of such September 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding September 15 and the date of this Indenture.

     (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

     (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

     SECTION 704. REPORTS BY COMPANY.

     The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
          Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with respect to compliance by such obligor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

     (4) transmit within 30 days after September 15 of each year to the Trustee, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of such obligor's compliance with all conditions and covenants under the Indenture as determined without regard to any period of grace or requirement of notice provided under the Indenture.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

                         CONSOLIDATION, MERGER AND SALES

     SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company). However:

     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the successor Person to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on or any Additional Amounts in respect of all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no default, and no event (including, without limitation, default under Section 1006) which, after notice or lapse of time or both, would become a default, shall have happened and be continuing; and

     (3) each of the Company and the successor Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED FOR COMPANY.

     Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and the Coupons.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

     SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders of Securities or Coupons, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:



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

     (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer Securities or to permit or facilitate the issuance of Securities in uncertified form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

     (4) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301; or

     (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(2); or

     (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect the interest of the Holders of Securities of any series or any related Coupons in any material respect; or

     (7) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

     (8)  to add any additional Events of Default; or

     (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to conform the obligations of the Company and the Trustee under this Indenture to the obligations imposed on such



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          Person hereunder pursuant to the Trust Indenture Act or under any similar federal statute hereafter enacted, and any rules or regulations of the Commission thereunder;

     (10) to make provisions with respect to the conversion rights of Holders of Convertible Securities pursuant to the requirements of Section 1606; or

     (11) to modify, delete or add to any of the provisions of this Indenture other than as contemplated by clauses (1) through (9) of this Section; provided that any such modification, deletion or addition shall become effective only with respect to series of Securities established pursuant to Section 301 after the effective date of such modification, deletion or addition.

     SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture. However, no such supplemental Indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

     (1)  change the Stated Maturity of the principal of any Security,

     (2)  any installment of interest on, any Security,

     (3) reduce the principal amount of any Security or the rate of interest thereon or any Additional Amounts payable in respect thereof,

     (4)  any premium payable upon the redemption thereof,

     (5) change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)),

     (6) reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502,

     (7)  the amount thereof provable in bankruptcy pursuant to Section 504,

     (8) change the Place of Payment currency in which any Security or any premium or the interest thereon is payable,



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

     (9) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

     (10) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting,

     (11) modify any of the provisions of this Section, or Sections 512, 513 or
          Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

     (12) modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

     As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.



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

The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes. Every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupons appertaining thereto shall be bound by such supplemental indenture.

     SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     SECTION 907. SUBORDINATION UNIMPAIRED.

     No supplemental indenture entered into under this Article Nine shall modify, directly or indirectly, the provisions of Article Fifteen or the definition of Senior Indebtedness in Section 101 in any manner that might alter or impair the subordination of the Securities with respect to Senior Indebtedness then outstanding, unless each holder of such Senior Indebtedness has consented thereto in writing.



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

                                   ARTICLE TEN

                                    COVENANTS

     SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

     The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest on or any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any Coupons appertaining thereto and this Indenture. Any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in
Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

     SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States)

     (1)  may be presented or surrendered for payment,

     (2) where Securities of that series may be surrendered for registration of transfer or exchange, and

     (3) where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

     If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 1004).

     If the Securities of such series are listed on the Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a paying agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any Additional



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
Amounts payable on Bearer Securities of that series pursuant to Section 1004) at the place specified for the purpose pursuant to Section 301. The Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Except as otherwise specified as contemplated by Section 301, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States. However, payment of principal of and any premium and interest in U.S. dollars (including Additional Amounts payable in respect thereof) on any Bearer Security may be made at the Corporate Trust Office or any office or agency designated by the Company in the Borough of Manhattan, The City of New York if, but only if, payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. However, no such designation or rescission shall in any manner relieve the Company of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified as contemplated by Section 301, the Company hereby designates as the Place of Payment for each series the Corporate Trust Office of the Trustee. Pursuant to Section 301(9) of this Indenture, the Company may subsequently appoint a place or places in the Borough of Manhattan, The City of New York where such Securities may be payable.

     SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with any Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.




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

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent. Upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Except as otherwise provided hereby or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest and Additional Amounts on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust. The Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. However, the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities for such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal (and premium, if any) or interest has become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company.



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

     SECTION 1004. ADDITIONAL AMOUNTS.

     If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security of any such series or any Coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided herein or pursuant hereto, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of that series shall not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made, and at least 10 days prior to each date of payment or principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal (and premium, if any) of or interest on the Securities of that series shall be made to Holders of Securities of that series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons. The Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     SECTION 1005. STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.

     (1) The Company will, in addition to the reports required by Section 704(4), deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof ends on December 31), commencing December 31, 1999, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Deputy Chairman, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, stating, as to each signer thereof, that

     (a) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and


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

     (b)  to the best of his knowledge, based on such review,

          (i) the Company has fulfilled all of its under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and

          (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, a default or an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     (2) The Company will deliver to the Trustee as soon as possible, and in any event, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default.

     SECTION 1006. PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent,

     (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and

     (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary. However, the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 1007. CORPORATE EXISTENCE.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises and the corporate existence, rights (charter and statutory) and franchises of each Principal Constituent Bank. However, the Company shall not be required to preserve any such corporate existence, right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.



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

     SECTION 1008. WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1006 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     SECTION 1009. CALCULATION OF ORIGINAL ISSUE DISCOUNT

     The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

     SECTION 1101. APPLICABILITY OF ARTICLE.

     Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article Eleven.

     SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities shall be evidenced by Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, with the same issue date, interest rate and Stated Maturity, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.



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     SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series. However, no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein pursuant hereto.

     If any Convertible Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

     SECTION 1104. NOTICE OF REDEMPTION.

     Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3)  the CUSIP number, if any,



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          (4)  if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed,

          (5) in case any Registered Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Registered Security or Registered Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (6) in the case of Convertible Securities, the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities or the portions thereof to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

          (7) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed only, against tender of such Security and any Coupons appertaining thereto, and, if applicable, that interest and Additional Amounts, if any, thereon shall cease to accrue on and after said date,

          (8) the place or places where such Securities, together, in the case of Bearer Securities with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

          (9)  that the redemption is for a sinking fund, if such is the case.

     A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

     If any Convertible Security or portion thereof called for redemption is converted pursuant to Article Sixteen, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security or portion thereof shall (subject to any right of the Holder of the Security on a Regular Record Date preceding such conversion to receive interest) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

     SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (or any Additional Amounts) to the Redemption Date. However, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002). Furthermore, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted. However, interest (or any Additional Amounts) represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States except as otherwise provided in Section 1002.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.




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     SECTION 1107. SECURITIES REDEEMED IN PART.

     Any Registered Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing). The Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

     SECTION 1108. CONVERSION ARRANGEMENTS ON CALL FOR REDEMPTION.

     Notwithstanding anything to the contrary contained in this Indenture, in connection with any redemption of convertible Securities of any series, the Company, by an agreement with one or more investment bankers or other purchasers, may arrange for such purchasers to purchase all such Convertible Securities called for redemption (the "Called Securities") which are either (i) surrendered for redemption or (ii) not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, and to convert the same into shares of Common Stock, by the purchasers' depositing with the Trustee (acting as Paying Agent with respect to the deposit of such amount and as conversion agent with respect to the conversion of such Called Securities), in trust for the Holders of the Called Securities, on or prior to the Redemption Date in the manner agreed to by the Company and such purchasers, an amount sufficient to pay the Redemption Price, payable by the Company on redemption of such Called Securities. In connection with any such arrangement for purchase and conversion, the Trustee as Paying Agent shall pay on or after the Redemption Date such amounts so deposited by the purchasers in exchange for Called Securities surrendered for redemption prior to the close of business on the Redemption Date and for all Called Securities surrendered after such Redemption Date. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price of such Called Securities shall be satisfied and discharged to the extent such amount is so paid by such purchasers. However, nothing in this Section 1108 shall in any way relieve the Company of the obligation to pay such Redemption Price on all Called Securities to the extent such amount is not so paid by said purchasers. For all purposes of this Indenture, any Called Securities surrendered by the Holders for redemption, and any Called Securities not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, shall be deemed acquired by such purchasers from such Holders and surrendered by such purchasers for conversion and shall in all respects be deemed to have been converted, all as of immediately prior to the close of business on the Redemption Date, subject to the deposit by the Purchasers of the above amount as aforesaid. Nothing in this Section 1108 shall in any way limit the right of any Holder of a Security to convert his Security pursuant to the



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terms of this Indenture and of such Security at any time prior to the close of business on the Redemption Date applicable thereto.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

     SECTION 1201. APPLICABILITY OF ARTICLE.

     The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

     The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series

     (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and

     (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited.

Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment. However, the



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Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

     SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.

     Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment. The Company will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

     SECTION 1301. APPLICABILITY OF ARTICLE.

     Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Article Thirteen, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.



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

                                ARTICLE FOURTEEN

                               MEETINGS OF HOLDERS

     SECTION 1401. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

     A meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 1402. CALL, NOTICE AND PLACE OF MEETINGS.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

     SECTION 1403. PERSONS ENTITLED TO VOTE AT MEETINGS.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be

     (1)  a Holder of one or more Outstanding Securities of such series, or

     (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.

     The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.



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

     SECTION 1404. QUORUM; ACTION.

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not present or represented at the meeting.

     SECTION 1405. DETERMINATION OF VOTING RIGHTS; CONDUCT
                   AND ADJOURNMENT OF MEETINGS.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the



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holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him or her. However, no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting to be not Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 1406. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



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                                 ARTICLE FIFTEEN

                                  SUBORDINATION

     SECTION 1501. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

     The Company covenants and agrees, and each Holder of Securities, by its acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect thereof is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

     Anything in this Indenture or in the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness:

     (1) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Company or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal, premium, if any, interest or Additional Amounts upon the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in the Securities upon Senior Indebtedness and the Holders thereof with respect to the subordinated indebtedness represented by the Securities and the Holders hereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities after giving effect to any concurrent payment or distribution in respect of such Senior Indebtedness, except securities which are subordinate and junior in right of payment to the payment of all Senior Indebtedness then outstanding;

     (2) In the event that any Security of any series is declared or otherwise becomes due and payable before its expressed maturity because of the occurrence of an Event of Default hereunder (under circumstances when the provisions of the foregoing clause (1) or the following clause (3) shall not be applicable), the holders of Senior Indebtedness outstanding at the time such Security so becomes due and payable because of such occurrence of an Event of Default hereunder shall, so long as such



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

          declaration has not been rescinded and annulled pursuant to Section 502, be entitled to receive payment in full of all principal of, and premium and interest on, all such Senior Indebtedness before the Holders of the Securities of such series are entitled to receive any payment on account of principal of, premium, if any, or interest and Additional Amounts on the Securities of such series. However, nothing herein shall prevent the Holders of Securities from seeking any remedy allowed at law or at equity so long as any judgment or decree obtained thereby makes provision for enforcing this clause; and

     (3) In the event that any default shall occur and be continuing with respect to any Senior Indebtedness permitting the holders of such Senior Indebtedness to accelerate the maturity thereof, if either

          (a) notice of such default, in writing or by telegram, shall have been given to the Company and to the Trustee, provided that judicial proceedings shall be commenced in respect of such default within 180 days in the case of a default in payment of principal or interest and within 90 days in the case of any other default after the giving of such notice, and provided further that only one such notice shall be given pursuant to this Section 1501(3) in any twelve months period, or

          (b)  judicial proceedings shall be pending in respect of such default,

          the Holders of the Securities and the Trustee for their benefit shall not be entitled to receive any payment on account of principal, premium, if any, or interest and Additional Amounts thereon (including any such payment which would cause such default) unless payment in full of all principal of, and premium and interest on, such Senior Indebtedness shall have been made or provided for. The Trustee, forthwith upon receipt of any notice received by it pursuant to this
          Section 1501(3), shall, as soon as practicable, send a notice thereof to each Holder of Securities at the time outstanding as the names and addresses of such Holders appear on the Security Register.

     In case despite the foregoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Securities or to the Trustee for their benefit before all Senior Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Indebtedness (or their duly authorized representatives) until all Senior Indebtedness shall have been paid in full.

     The Company shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding of the Company within the meaning of this Section 1501. Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee, subject to the provisions of Section 315(a) through 315(b) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or



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

distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

     The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 1501, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 1501, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     SECTION 1502. SUBROGATION.

     Subject to the payment in full of all Senior Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 1501, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full. As between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of such Senior Indebtedness by virtue of this Article Fifteen which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     SECTION 1503. OBLIGATION OF COMPANY UNCONDITIONAL.

     Nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Securities,

     (1) is intended to or shall impair as between its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any), interest on, or any Additional Amounts with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or



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

     (2) is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, or

     (3) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

     SECTION 1504. PAYMENTS ON SECURITIES PERMITTED.

     Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in any of the Securities, shall affect the obligation of the Company to make, or prevent the Company from making payment of the principal of (or premium, if any), interest or any Additional Amounts on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article Fifteen.

     SECTION 1505. EFFECTUATION OF SUBORDINATION BY TRUSTEE.

         Each Holder of Securities, by his or her acceptance thereof, authorizes and directs the Trustee in his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 1506. KNOWLEDGE OF TRUSTEE.

     Notwithstanding the provisions of this Article Fifteen or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Holder of the Securities, any paying agent of the Company or the holder or representative of any class of Senior Indebtedness.

     SECTION 1507. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.


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


     Except as otherwise provided in the Trust Indenture Act, the Trustee shall be entitled to all the rights set forth in this Article Fifteen with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything in this Indenture or in the Securities of any series, nothing in this Article Fifteen shall apply to claims of or payment to the Trustee under or pursuant to Sections 506 and 606.

     With respect to holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Fifteen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

     SECTION 1508. RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED.

     No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions or covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                                 ARTICLE SIXTEEN

                                   CONVERSION

     SECTION 1601. CONVERSION PRIVILEGE.

     Subject to and upon compliance with the provisions of this Article Sixteen and the terms of the Convertible Securities of the series proposed to be converted, at the option of the Holder, any Convertible Security or any portion of the principal amount thereof which is $1,000 or an integral multiple thereof, may be converted into shares of Common Stock, as said shares shall be constituted at the Date of Conversion, at the Conversion Price for such Convertible Securities of such series in effect at the Date of Conversion.

     SECTION 1602. MANNER OF EXERCISE OF CONVERTIBLE PRIVILEGE.

     In order to exercise the conversion privilege, the Holder of any Convertible Security to be converted shall surrender such Convertible Security to the Company at its office or agency in the Borough of Manhattan, The City of New York, together with the conversion notice in the form provided on the Securities (or separate written notice) duly executed, and, if so required by the Company, accompanied by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by his duly authorized attorney in writing. Any Registered Convertible Security so surrendered during the period from the close of business on the Regular Record Date preceding an Interest Payment Date for such Registered Convertible Security to the opening of business on such Interest Payment Date shall (unless any such Registered Convertible Security or the portion thereof being converted shall have been called for redemption on a Redemption Date during such period, in which event no interest shall be payable with respect to such Registered Convertible Security or portion thereof, as the case may be, following such Redemption Date) also be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Registered Convertible Security then being converted; provided, however, that no such payment need be made if there shall exist, at the time of conversion, a default in the payment of interest on the Convertible Securities of such series. Except as provided in the immediately preceding sentence, no adjustment shall be made for interest accrued on any Convertible Security that shall be converted or for dividends on any shares of Common Stock that shall be delivered upon the conversion of such Convertible Securities. The funds so delivered to such office or agency shall be paid to the Company on or after such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which event such funds shall be repaid to the Person who delivered the same. As promptly as practicable after the surrender of any Convertible Security for conversion as aforesaid, the Company shall deliver at said office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares deliverable upon the conversion of such Convertible Security or portion thereof and a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such conversion, all as provided in this Article Sixteen, together with a Convertible Security or Convertible Securities of the same series in principal amount equal to the unconverted and unredeemed portion, if any, of the Convertible Security so converted in accordance with
Section 305 hereof. Such conversion shall be deemed to have been effected on the date on which such notice shall have been received at said office or agency and such Convertible Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be deliverable upon such conversion shall be deemed to have become on said date the Holder or Holders of record of the shares represented thereby, provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificates are to be delivered as the record Holder or Holders thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date of such surrender.

     SECTION 1603. CASH ADJUSTMENT UPON CONVERSION.

     The Company shall not be required to deliver fractions of shares of Common Stock upon conversions of Convertible Securities. If more than one Convertible Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be deliverable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fractional interest in a share of Common Stock



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

would be deliverable upon the conversion of any Convertible Security or Securities, the Company shall make an adjustment therefor in cash equal to the current market value of such fractional interest computed to the nearest cent either on the basis of the last reported sale price regular way of the Common Stock on the New York Stock Exchange (or, if not listed on the New York Stock Exchange, then on such other exchange on which the shares of Common Stock are listed as the Company may designate) on the last Business Day prior to the Date of Conversion or, if there shall not have been a sale on such last Business Day, on the basis of the average of the bid and asked quotations therefor on such exchange on such last Business Day or, if the Common Stock shall not then be listed on any exchange, at the highest bid quotation in the over-the- counter market on such last Business Day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotes, or its successor or such other generally accepted source of publicly reported bid and asked quotations as the Company may reasonably designate.

     SECTION 1604. CONVERSION PRICE.

     The Conversion Price applicable to any series of Convertible Securities shall be the initial Conversion Price set forth on the Officers' Certificate or supplemental indenture establishing such series adjusted as provided in this Article Sixteen.

     SECTION 1605. ADJUSTMENT OF CONVERSION PRICE.

     The Conversion Price applicable to any series of Convertible Securities shall be adjusted from time to time as follows:

     (a) In case the Company shall, at any time or from time to time while the Securities of any series are outstanding, (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price for such series in effect immediately prior thereto shall be adjusted so that the Holder of any Security of such series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Convertible Security of such series been converted immediately prior to the happening of such event. An adjustment made pursuant to this subdivision (a) shall become effective, in the case of a dividend, on the payment date retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend, subject to the provisions of paragraph (g) of this Section 1605, and shall become effective in the case of a subdivision or combination immediately after the opening of business on the day following the day when such subdivision or combination, as the case may be, becomes effective.

     (b) In case the Company shall, at any time or from time to time while the Convertible Securities of any series are outstanding, issue rights or warrants to all holders of its shares of Common Stock entitling them (for a period expiring within 45 days of the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in paragraph (d) below) at such record date, the Conversion Price of any series of Convertible Securities in effect immediately prior to the issuance of such rights or warrants shall be adjusted as follows: the number of shares of Common Stock into which $1,000 principal amount of Convertible Securities of such series was theretofore convertible shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price; and the Conversion Price for such series of Convertible Securities shall be adjusted by dividing $1,000 by the new number of shares into which $1,000 principal amount of Securities of such series shall be convertible as aforesaid. Such adjustment shall become effective on the date of such issuance retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such rights or warrants, subject to the provisions of paragraph (g) of this Section 1605. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

     (c) In case the Company shall, at any time from time to time while the Convertible Securities of any series are outstanding, distribute to all holders of shares of its Common Stock evidences of its indebtedness or securities or assets (excluding cash dividends or cash distributions payable out of consolidated net earnings or retained earnings) or rights or warrants to subscribe for shares of Common Stock at a price per share less than the current market price per share of Common Stock, determined in the manner set forth in paragraph (d) below, but excluding rights or warrants referred to in paragraph
(b) above, the Conversion Price for such series of Convertible Securities in effect immediately prior to such distribution shall be adjusted by multiplying the number of shares of Common Stock into which $1,000 principal amount of Convertible Securities of such series of Convertible Securities was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in paragraph (d) below) on the record date for such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of such evidences of indebtedness, securities or assets or of such subscription rights or warrants so distributed applicable to one share of Common Stock; and the Conversion Price for such series of Convertible Securities shall be adjusted by dividing $1,000 by the new number of shares into which $1,000 principal amount of Convertible Securities of such series shall be convertible as aforesaid. Such adjustment shall become effective on the date of such distribution retroactively to immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such distribution, subject to the provisions of paragraph (g) of this Section 1605. For the purposes of this paragraph (c) consolidated net earnings or retained earnings shall be computed by adding thereto all charges against retained earnings on account of dividends paid in shares of Common Stock in respect of which the Conversion Price has been adjusted, all as determined by

Independent Public Accountants, whose determination shall be conclusive.

     (d) For the purpose of any computation under paragraphs (b) and (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the market values of the shares of Common Stock for the ten consecutive Business Days immediately preceding the day in question. The market value of the Common Stock for each day shall be determined as provided in
Section 1603 hereof.

     (e) The Company may make such reductions in the Conversion Price for any series of Convertible Securities, in addition to those required by paragraphs
(a), (b) and (c) of this Section as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

     (f) Except as herein otherwise provided, no adjustment in the Conversion Price for any series of Convertible Securities shall be made by reason of the issuance, in exchange for cash, property or services, of shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or carrying the right to purchase any of the foregoing.

     (g) If the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive any dividend or any subscription or purchase rights or any distribution and shall, thereafter and before the distribution to shareholders of any such dividend, subscription or purchase rights or distribution, legally abandon its plan to pay or deliver such dividend, subscription or purchase rights or distribution, then no adjustment of the Conversion Price for any series of Convertible Securities shall be required by reason of the taking of such record.

     (h) No adjustment in the Conversion Price for any series of Convertible Securities shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Sixteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (i) Whenever the Conversion Price for any series of Convertible Securities is adjusted as herein provided, the Company shall (i) forthwith place on file at the Principal Office of the Trustee an Officers' Certificate showing in detail the facts requiring such adjustment and the Conversion Price after such adjustment and shall exhibit the same from time to time to any Holder of Convertible Securities of such series desiring an inspection thereof, and (ii) cause a notice stating that such adjustment has been effected and the adjusted Conversion Price to be mailed to the Holders of Registered Convertible Securities of such series at their last addresses as they shall appear on the Security Register.

     (j) The Company may delete, modify or vary any of the provisions applicable to conversion of the Convertible Securities of any series, or may add new provisions applicable thereto, all as may be contained in the Board Resolutions and Officers' Certificate or supplemental indenture establishing such series.

     SECTION 1606. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE.

     In case of any reclassification or change of outstanding shares of the class of Common Stock issuable upon conversion of the Convertible Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with one or more other corporations (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities), or in case of the merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder of Convertible Securities then outstanding shall have the right to convert such Convertible Security into the kind and amount of shares of capital stock or other securities and property, including cash, receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Convertible Security might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. In any such case the Company, or such successor or purchasing corporation, as the case may be, shall execute with the Trustee one or more supplemental indentures (which shall conform to the Trust Indenture Act of 1939 as in force at the date of the execution of such supplemental indenture) containing provisions to the effect set forth above in this Section 1606 and providing further for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Sixteen; and any such adjustment which shall be approved by the Board of Directors and set forth in such supplemental indenture or supplemental indentures shall be conclusive for all purposes of this Section, and the Trustee shall not be under any responsibility to determine the correctness of any provision contained in such supplemental indenture or supplemental indentures relating to either the kind or amount of shares of stock or securities or property receivable by Holders of Securities of any series upon the conversion of their Convertible Securities after any such reclassification, change, consolidation, merger, sale or conveyance.

     The above provisions of this Section 1606 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances.

     SECTION 1607. TAXES ON CONVERSIONS.

     The issue of stock certificates on conversions of Convertible Securities shall be made without charge to the converting Holder of Convertible Securities for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder of any Registered Convertible Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 1608. COMPANY TO RESERVE COMMON STOCK.


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


     The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares or its issued shares held in its treasury, or both, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Securities.

     If any shares of Common Stock reserved or to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure registration or approval, as the case may be.

     The Company covenants that all shares of Common Stock which may be delivered upon conversion of Convertible Securities shall upon delivery be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue or delivery thereof.

     SECTION 1609. DISCLAIMER BY TRUSTEE OF RESPONSIBILITY FOR CERTAIN MATTERS.

     Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Convertible Securities of any series to determine whether any facts exist which may require any adjustment of the Conversion Price for such series, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, subject, however, to the provisions of Sections 315(a) through 315(b) of the Trust Indenture Act. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property which may at any time be issued or delivered upon the conversion of any Convertible Security; and neither of them makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Sections 315(a) through 315(b) of the Trust Indenture Act, to comply with any of the covenants of the Company contained in this Article Sixteen.

     SECTION 1610. COMPANY TO GIVE NOTICE OF CERTAIN EVENTS.

     In the event:

          (1) that the Company shall pay any dividend or make any distribution to the holders of shares of Common Stock otherwise than in cash charged against consolidated net earnings or retained earnings of the Company and its consolidated net earnings or retained earnings of the Company and its consolidated subsidiaries or in Common Stock; or

          (2) that the Company shall offer for subscription or purchase, pro rata, to the holders of shares of Common Stock any additional shares of stock of any class or any securities convertible into or exchangeable for stock of any class; or



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

          (3) of any reclassification or change in outstanding shares of the class of Common Stock issuable upon the conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of any merger or consolidation of the Company with, or merger of the Company into, another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Securities), or of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety;

     then, and in any one or more of such events, the Company will give to the Trustee and each conversion agent written notice thereof at least fifteen days prior to (i) the record date fixed with respect to any of the events specified in (1) and (2) above, and (ii) the effective date of any of the events specified in (3) above; and shall mail promptly a copy of such notice to the Holders of Registered Convertible Securities at their last addresses as they shall appear upon the Security Register. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                                ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

     1701. SECURITIES IN FOREIGN CURRENCIES.

     Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                                    * * * * *


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

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                             NATIONAL CITY CORPORATION
Attest:



                                             By
                                                 -------------------------------
                                                      Name:
[SEAL]                                                Title:


                                             THE BANK OF NEW YORK




                                             By
                                                 -------------------------------
                                                      Name:
                                                      Title:

STATE OF OHIO                       )
                                     :
COUNTY OF CUYAHOGA                  )


     On the ____ day of ____________, 2003, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is a _____________________________ of NATIONAL CITY CORPORATION, a Delaware corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]                               __________________________________
                                                          Notary Public

STATE OF NEW YORK          )
                            :
COUNTY OF NEW YORK         )


     On the ____ day of ____________, 2003, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is a __________________________ of THE BANK OF NEW YORK, a New York banking corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]                               __________________________________
                                                          Notary Public